UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2026
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
As previously disclosed, in November 2023, BTIG, LLC (“BTIG”) filed a civil complaint against StoneX Group Inc. (the “Company”) and StoneX Financial Inc. (“StoneX Financial”) in San Francisco Superior Court (CGC-23-610525) seeking monetary damages and injunctive relief for a variety of claims based on the Company’s and StoneX Financial’s employment of certain individuals who previously worked for BTIG. The case was subsequently transferred to FINRA arbitration pursuant to applicable rules.

On March 12, 2026, a FINRA arbitration panel issued an award, adjudicating all claims and counterclaims asserted between (i) BTIG, on one hand, and (ii) the Company and StoneX Financial, on the other hand. The FINRA arbitration panel’s award provided that:
•In response to StoneX Financial’s claim that BTIG should be found liable for approximately $3.4 million in compensatory damages, the arbitration panel found BTIG to be liable to StoneX Financial for the sum of approximately $1.0 million.
•In response to BTIG’s claim that the Company and StoneX Financial should be found liable for up to $842.0 million in damages, the arbitration panel found the Company and StoneX Financial to be jointly liable for the sum of $2.9 million.
•The arbitration panel found that these sums should be offset, resulting in a net determination that the Company and StoneX Financial are together liable to pay BTIG the sum of approximately $1.8 million.
•The arbitration panel found in favor of the Company and StoneX Financial on their additional claim for declaratory relief that they did not tortiously interfere with any employee contracts of BTIG.
•The arbitration panel found against BTIG on its requests for punitive damages, injunctive relief, attorney’s fees and sanctions.

(d) Exhibits
Exhibit No. Description
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
March 13, 2026	/s/ William J. Dunaway
(Date)	William J. Dunaway
Chief Financial Officer